Supplement Dated July 28, 2008 to Statement of Additional information Dated May 30, 2008

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL OPPORTUNITIES FUND, LLC

(collectively, the “Funds”)

Effective July 24, 2008, Reid Conway will be the Funds’ Chief Compliance Officer.

Please retain this supplement for future reference.

Error! Unknown document property name.